UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2014

PERRIGO COMPANY PLC

(Exact name of registrant as specified in its charter)

Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)

+353 1 7094000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously announced in the Current Report on Form 8-K filed by Perrigo Company plc (the “Company”) with the Securities and Exchange Commission on November 12, 2014, the Company entered into an Agreement for the Sale and Purchase of 685,348,257 Shares (the “Share Purchase Agreement”), dated as of November 6, 2014, with Alychlo NV (“Alychlo”) and Holdco I BE NV (“Holdco” and, together with Alychlo, the “Sellers”), pursuant to which, upon the terms and subject to the conditions set forth in the Share Purchase Agreement, the Company has agreed to purchase (the “Acquisition of Omega”) from the Sellers 685,348,257 shares of Omega Pharma Invest NV (“Omega”), a limited liability company incorporated under the laws of Belgium, representing 95.77% of the issued and outstanding share capital of Omega. The remaining shares of Omega (30,243,983 shares) will be held by Omega as treasury shares. Subject to the satisfaction (or waiver of) certain closing conditions, the Acquisition of Omega is expected to be completed during the third quarter of the Company’s fiscal 2015.

The audited consolidated balance sheet of Omega as of December 31, 2013 and the related audited consolidated statements of income, comprehensive income, changes in shareholders’ equity and cash flows for the year ended December 31, 2013, together with the notes thereto and the auditors’ report thereon, are filed as Exhibit 99.1 hereto and are incorporated herein by reference. The unaudited condensed consolidated balance sheet of Omega as of September 30, 2014 and the related unaudited condensed consolidated statements of income, comprehensive income, changes in shareholders’ equity and cash flows for the nine-month period ended September 30, 2014, together with the notes thereon, are filed as Exhibit 99.2 hereto and are incorporated herein by reference. The financial statements of Omega filed herewith were prepared in accordance with International Financial Reporting Standards (IFRS) as issued by the International Accounting Standards Board (IASB).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 23.1	Consent of PricewaterhouseCoopers Reviseurs d’Entreprises scrl.

Exhibit 99.1	Audited consolidated balance sheet of Omega as of December 31, 2013 and the related audited consolidated statements of income, comprehensive income, changes in shareholders’ equity and cash flows for the year ended December 31, 2013, together with the notes thereto and the independent accountant’s report thereon.

Exhibit 99.2	Unaudited condensed consolidated balance sheet of Omega as of September 30, 2014 and the related unaudited condensed consolidated statements of income, comprehensive income, changes in shareholders’ equity and cash flows for the nine-month period ended September 30, 2014, together with the notes thereon.

Signature

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERRIGO COMPANY PLC
(Registrant)

	By:	/s/ Judy L. Brown
Dated: November 20, 2014		Judy L. Brown
Executive Vice President and
Chief Financial Officer
(Principal Accounting and Financial Officer)

Exhibit Index

Exhibit 23.1	Consent of PricewaterhouseCoopers Reviseurs d’Entreprises scrl.

Exhibit 99.1	Audited consolidated balance sheet of Omega as of December 31, 2013 and the related audited consolidated statements of income, comprehensive income, changes in shareholders’ equity and cash flows for the year ended December 31, 2013, together with the notes thereto and the independent accountant’s report thereon.

Exhibit 99.2	Unaudited condensed consolidated balance sheet of Omega as of September 30, 2014 and the related unaudited condensed consolidated statements of income, comprehensive income, changes in shareholders’ equity and cash flows for the nine-month period ended September 30, 2014, together with the notes thereon.